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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 3, 2006


                               REIT AMERICAS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                     33-11863                 86-0576027
           --------                     --------                 ----------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                  2960 N. SWAN RD., SUITE 300, TUCSON, AZ 85712
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (520) 326-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 3, 2006, the Board of Directors of REIT Americas, Inc. (the "Company") awarded 50,000 shares of common stock of the Company to each member of the Board of Directors of the Company as compensation for the member's services as a director. On June 3, 2006, the Board of Directors also approved the issuance of ten shares of common stock of the Company for each dollar of accrued but unpaid director's fees in the aggregate amount of $176,913.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On June 3, 2006, the Board of Directors approved the issuance of the shares of common stock of the Company to the following persons: (i) 1,769,130 shares, in the aggregate, to certain current and former directors of the Company in lieu of accrued but unpaid directors' fees; (ii) 300,000 shares, in the aggregate, to current members of the Board of Directors as compensation for their services; (iii) 825,000 shares, in the aggregate, to persons who provided services to the Company in lieu of accrued but unpaid fees; and (iv) 100, 000 shares to Mr. Dunning in lieu of the payment owed to Mr. Dunning.

         The Company offered and sold all of the foregoing shares of its common stock in a private placement to "accredited investors," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), without general solicitation or general advertising, and, as a result, the Company relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2006

                                            REIT AMERICAS, INC.


                                            By:      /S/ F. DALE MARKHAM
                                                     ---------------------------
                                            Name:    F. Dale Markham
                                            Title:   Chairman, President and
                                                     Chief Executive Officer





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